Net finance costs	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Net finance costs
5. Net finance costs

Net finance costs are comprised of finance costs and finance income, including net finance costs in relation to pensions and similar obligations.
Finance income includes income on cash and cash equivalents and income on other financial assets. Finance costs include interest costs in relation to financial liabilities. This includes interest on lease liabilities which represents the unwind of the discount rate applied to lease liabilities.
Borrowing costs are recognised based on the effective interest method.

		€ million	€ million	€ million
Net finance costs	Notes	2023	2022	2021
Finance costs		(1,038)	(818)	(491)
Bank loans and overdrafts		(82)	(44)	(34)
Interest on bonds and other loans(a)		(921)	(673)	(392)
Interest on lease liabilities		(72)	(72)	(72)
Net gain/(loss) on transactions for which hedge accounting is not applied(b)		37	(29)	7
On foreign exchange derivatives		86	123	(68)
Exchange difference on underlying items		(49)	(152)	75

Finance income		442	281	147
Pensions and similar obligations	4B	110	44	(10)
		(486)	(493)	(354)
(a)Interest on bonds and other loans includes the impact of interest rate derivatives that are part of hedge accounting relationships and the related recycling of results from the hedge accounting reserve. Includes an amount of €(16) million (2022: €(20) million) relating to unwinding of discount on deferred consideration for acquisitions.
(b)For further details of derivatives for which hedge accounting is not applied, please refer to note 16C.